SECURITY AGREEMENT AMENDMENT

            Security Agreement Amendment (the "Amendment"), dated as of August 30, 1999, by and among Kideo Productions, Inc. (the "Company"), Felton Investments, Ltd., Greatview Investments, Ltd. and Mermaid Investments, Ltd. (collectively, the "Original Secured Parties") and White Ridge Investments, Ltd. (the "Additional Secured Party").

            WHEREAS, on May 11, 1999 the Company and the Original Secured Parties entered into a Note and Warrant Purchase Agreement (the "Original Purchase Agreement"), whereby the Original Secured Parties loaned an aggregate of $1,400,001 to the Company (the "Original Loan") and in return the Company issued to the Original Secured Parties certain promissory notes (the "Original Notes") and warrants to purchase shares of the Company's common stock (the "Original Warrants");

            WHEREAS, in connection with the Original Loan, the Company and the Original Secured Parties entered into a security agreement (the "Security Agreement"), pursuant to which the Company granted to the Original Secured Parties a security interest in certain Collateral (as defined in the Security Agreement);

            WHEREAS, the Company desires to borrow from the Additional Secured Party, and the Additional Secured Party agrees to lend to the Company, an amount equal to $300,000 (the "Additional Loan");

            WHEREAS, in return for the Additional Loan, pursuant to a Note and Warrant Purchase Agreement (the "New Purchase Agreement"), the Company is issuing a promissory note (the "Additional Note") and a warrant to purchase shares of the Company's common stock (the "Additional Warrant");

            WHEREAS, in order to effect the Additional Loan, the Company and the Original Secured Parties desire to amend the Security Agreement;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

      1. Amendments. The Security Agreement is hereby amended as follows:

            (a) all references to the Loan shall mean the Original Loan and the Additional Loan;

            (b) all references to the Notes shall mean the Original Notes and the Additional Notes;

            (c) all references to the Warrants shall mean the Original Warrants and the Additional Warrants;

            (d) all references to the Purchase Agreement shall mean the Original Purchase Agreement and the New Purchase Agreement; and
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            (e)   all references to the Secured Parties shall mean the Original
                  Secured Parties and the Additional Secured Party.

Except for the specific changes provided for in this section, all terms and conditions of the Security Agreement shall remain and are in full force and effect.

      2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

      3. Miscellaneous. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                            [SIGNATURE PAGE FOLLOWS]


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            IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first above written.

                                            KIDEO PRODUCTIONS, INC.

                                            By: _______________________________
                                                Name:
                                                Title:


                                            FELTON INVESTMENTS LTD.

                                            By: _______________________________
                                                Name:
                                                Title:


                                            GREATVIEW INVESTMENTS, LTD.

                                            By: _______________________________
                                                Name:
                                                Title:


                                            MERMAID INVESTMENTS, LTD.

                                            By: _______________________________
                                                Name:
                                                Title:


                                            WHITE RIDGE INVESTMENTS, LTD.

                                            By: _______________________________
                                                Name:
                                                Title:


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